LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.


   SUPPLEMENT DATED SEPTEMBER 30, 2000 TO THE PROSPECTUS DATED MAY 1, 2000 AS
                            SUPPLEMENTED MAY 1, 2000

     This supplement describes a change to the Prospectus for the Lincoln National Special Opportunities Fund, Inc. (the "fund").

     Under the section titled "Investment strategies" on page SO-3, the last paragraph should be replaced in its entirety with the following:

         "The fund seeks stocks of companies representing a wide selection of industries and normally holds 200-250 stocks.
         The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry.This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-book ratio) and growth factors (e.g., improving earnings estimates). The fund's holdings are reviewed daily. Current investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria."


     Under the section titled "Investment advisor and portfolio manager" on page SO-4, the last sentence of the first paragraph and the entire second paragraph are completely replaced with the following:

         "Vantage's address is 2005 Market Street, Philadelphia, PA  19103.

          Vantage is responsible for the day-to-day management of the fund's securities investments. Vantage, founded in 1979, is a U.S.
          domestic  equity    manager  with over  $3.6  billion  in assets
          under management. Vantage began managing the Fund in 1985. J. Paul Dokas, Managing Director at Vantage has assumed respon-sibility for the day-to-day management of the fund's securities investments. Prior to joining Vantage, Mr. Dokas was the Director of Trust Investment at Bell Atlantic Corporation where he was responsible for the investment strategies and asset allocation for more than $10 billion in assets in the company's defined benefit and defined contribution plans. Mr. Dokas is a Chartered Financial Analyst and a member of the Association of Investment Management and Research. He is also a Director of the Financial Analysts Society of Philadelphia."